UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-00696

T. Rowe Price Small-Cap Stock Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2015

Item 1. Report to Shareholders

Small-Cap Stock Fund	June 30, 2015

The views and opinions in this report were current as of June 30, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

The first half of 2015 has proven challenging for small-cap core managers, and our Small-Cap Stock Fund was not immune to this climate. A close look at returns reveals why. Furey Research Partners found that within small-cap core and growth strategies, companies that did not generate earnings gained an average 10.6% in the six months through June, while companies with earnings rose 3.9%. Within the Russell 2000 Index, health care returns increased by 19%, with the biotechnology industry surging nearly 32%. Technology stocks climbed 7.5%. Since our fund was underweight both biotechnology and information technology, we faced considerable headwinds. We weren’t alone. Only 37% of small-cap core funds have surpassed their indexes year-to-date. More broadly, it’s our view that some small-cap segments are sporting frothy valuations—biotechnology being an obvious example. As we’ll discuss in our outlook, and as we know from having run this fund for 23 years, when such businesses capture investors’ fancy, we inevitably struggle against the index. As we also have come to appreciate, these trends typically reverse in market pullbacks.

The Small-Cap Stock Fund gained 3.07% in the first half of our fiscal year but lagged the Russell 2000 and our Lipper peer group index at 4.75% and 7.54%, respectively. (Returns for Advisor Class shares were slightly lower, reflecting their different cost structure.)

PERFORMANCE REVIEW

Our portfolio gained decent ground, but we were not willing to chase performance in high-valuation health care and technology stocks, which resulted in short-term underperformance against the Russell 2000. Our consumer discretionary holdings also struggled due to some disappointing earnings. Stock selection in financials was positive, however, as regional banks generated strong growth. Consumer staples stocks, a small component of our fund and the benchmark, also performed well.

Our health care holdings generated positive results during the period. Several health care providers and services companies reported solid earnings, including managed care companies Centene; Adeptus Health, an operator of free-standing emergency rooms; and Acadia Healthcare, which runs a network of health facilities across the U.S. Centene received strong investor support as the firm’s backlog of business is in excess of $24 billion. Centene is also on investors’ radar as a possible takeover target. Adeptus Health debuted as an initial public offering (IPO) last year, and its growth trajectory is deservedly garnering a high valuation. Acadia Healthcare’s strong organic growth prompted it to raise its guidance during the period. Investors bid up biotechnology company Incyte due to strong sales of its drug Jakafi for the treatment of the rare blood disorder polycythemia vera. Unfortunately, several of our holdings struggled. Pacira Pharmaceuticals suffered after it failed to get approval for its nerve-blocking non-opioid pain medication Exparel, which will require further trials. Equipment and supplies company Halyard Health suffered a setback in earnings due to higher distribution costs as a result of the West Coast dock workers strike. Steris fell after the government moved to block its proposed acquisition of Synergy Health. (Please refer to our portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

In the financials sector, many of our regional banks, several of which are not included in the benchmark, responded positively to the recent rise in interest rates, strong loan growth, and solid asset quality trends. BankUnited has seen impressive growth in its New York market and credit trends remain strong, with management well on its way to reaching the firm’s $4 billion to $5 billion goal of new loans in 2015. Western Alliance Bancorp posted strong loan growth, marked by improved efficiency. First Horizon National reached a settlement with regulators on its mortgage business, and the bank also benefited from rising rates. E*TRADE Financial rose on robust client activity. During the second quarter, the company was able to free up over $400 million in capital after regulators approved a plan that allows for excess capital to be transferred from the bank to the holding company. The move will enable E*TRADE to reduce debt loads or repurchase shares. Real estate investment trusts (REITs) generally struggled during the period as they tend to be sensitive to rising rates. DiamondRock Hospitality, EastGroup Properties, and multiuse business park REIT PS Business Parks weighed on results.

Information technology’s recent surge has limited our opportunities to buy stocks at reasonable valuations. However, we have a favorable long-term view of the sector as innovation is accelerating at a rapid pace. Our largest exposure is to software. Our holdings include SS&C Technologies Holdings, which focuses on providing solutions to financial service providers. Interactive Intelligence reported decent earnings, but orders in its most profitable line of business declined, causing investor concern. Fleetmatics, developer of GPS tracking software, reported impressive earnings and strong subscriber figures, dispelling fears that the market may be becoming saturated. The firm also significantly raised its long-term margin guidance as it appears its financial model may be more profitable than expected. Proofpoint appears to be well positioned to handle today’s ever-changing and highly targeted cyberattacks. The firm has supplemented its targeted attack protection products with a strong offering in social media as well. It has executed well given vigorous demand, with billings growth in the most recent quarter in excess of 40%. Among Internet software and services providers, Marketo faced internal challenges amid a sales management transition, and billings growth came in below expectations. Cvent struggled during a positive market, possibly as a result of some dilution following recent acquisitions. We, nonetheless, believe the company is capable of growing rapidly in the coming years. FARO Technologies, an electronics company that develops machines for 3-D devices, fell due to currency headwinds later in the period and due to sluggish capital spending in Brazil and Asia.

We eliminated some of our holdings in the consumer discretionary sector following their strong performance, resulting in a slightly lower allocation to the sector versus our benchmark. Among stocks we owned, performance was mixed. Apparel manufacturer Quiksilver’s earnings came in under estimates as the company continued to struggle following the firing of CEO Andy Mooney. Clothier Zumiez lowered guidance for its second fiscal quarter due to weakness in new men’s fashion. It is pinning its rebound on back-to-school sales. Casual dining chain Bloomin’ Brands was sold off following weak same-store sales results. The firm also trimmed its revenue guidance amid weakness in the restaurant industry, as lower gas prices did not translate to higher revenues.

Among industrials and business services, in which we hold a large overweight, Knight Transportation generated excellent earnings, and we continued to be impressed by the strength of the firm’s management team. However, we have seen increasing capacity come into the market, and spot rates, which peaked last spring, appear likely to weaken. We, therefore, decided to lighten our position. Packaging solutions firm Multi-Color and travel package business Allegiant Travel performed well during the period.

In materials, metals and mining company Constellium was sold off as the market grew concerned about the company’s significant debt load following its acquisition of Wise Metals in January 2015. Wise results have been weaker than expected as higher aluminum inventories will be sold into declining markets. Utility shares also showed weakness during the period, and electric utility PNM Resources declined after New Mexico’s Public Regulation Commission rejected its rate increase, which will lead to a delay in the implementation of new rates. We believe this is a temporary setback, though we are mindful that utility rates have weakened amid rising interest rates.

Energy stocks have been volatile following the plunge in oil prices last year. As we noted in our last letter, we remain interested in the sector from a contrarian perspective. Indeed, we took advantage of price swings to sell some of our oil, gas, and consumable fuels holdings and companies in the energy equipment and services industry, which we’ll discuss in our Portfolio Strategy section.

PORTFOLIO STRATEGY

On the Buy Side
Two of the weaker segments in the Russell 2000 were the formerly high-flying income-oriented REITs and utilities. We took advantage of market weakness here to add Corporate Office Properties Trust, a $2.3 billion REIT focused on properties in the Baltimore-Washington corridor, which serve the U.S. government and many of its technology and cybersecurity contractors. The firm has repositioned and upgraded its portfolio in the last several years. We believe shares are selling at a discount due to unfounded fears that government cuts would dampen the business climate. The REIT’s current yield is 4.6%. We also added to existing holdings Urstadt Biddle Properties, EastGroup Properties, and PS Business Parks.

We added to utility Portland General Electric, which has a $2.7 billion market capitalization, during a weak period amid warm West Coast weather and fears that the firm will have limited earnings growth once its large project backlog draws down. In our view, spending will reaccelerate given the need to replace additional generation assets. At current prices and a 3.57% yield at the time of purchase, the shares look attractive.

Energy shares have had a modest recovery since last year’s meltdown. We continue to review the area for value and have added Rosetta Resources and RPC. Rosetta Resources is a $1.2 billion market capitalization onshore U.S. oil and gas producer, with prime acreage in the Eagleford and Permian Basins. Nobel Energy clearly agreed, as the firm announced it was acquiring Rosetta at a 25% premium in mid-May. RPC is an onshore pressure pumper with a good balance sheet and a sound management team. We swapped the shares for C&J Energy Services shares. We also added Newpark Resources, a producer of drilling fluid chemicals and value-added composite mats, which are used as temporary roads or pad sites for drilling rigs.

In natural resources, we initiated positions in Canadian gold miner New Gold and precious metals royalty company Osisko Gold Royalties. New Gold operates at the lower end of the cost curve in Canada, the U.S., Australia, and Chile. The firm’s New Afton Mine and its Rainey River project are promising assets. Osisko Gold Royalties’ primary asset is a 5% royalty stream from the Canadian Malartic mine in Quebec. We like the defensive characteristic of the royalty streaming model compared with small-cap mining firms, and we believe it is a much more durable play. Osisko sports an attractive valuation and the resources to pursue accretive capital deals.

We have reinvested a portion of our biotech sales proceeds in Halyard Health and Catalent. Although Halyard, the manufacturer of “blue surgical gown” fabric and pain management devices, missed earnings expectations, we added to our position at cheaper levels. Catalent, a major purchase in the first quarter, produces biological and oral technology services. It also offers packaging, inventory management, and analytical services. We believe this is an above-average, durable business that can generate mid-single-digit organic growth and margin expansion. We also initiated a position in Insmed, maker of Arikayce, a promising antibiotic intended to treat lung infections. We bought shares of medical device company K2M Group Holdings after its IPO, as it has an attractive niche in the complex spine and minimally invasive surgical market.

In technology, we invested in marketing software company HubSpot, which serves small businesses by helping manage messages and social media sites. We believe the company’s growing business will create recurring revenues. We also invested in security software company Imperva, which is headed by Anthony Bettencourt, who was successful at former fund holding Verity. Bettencourt’s management team is improving sales execution, and we believe the company is well positioned in the challenging and fast-growing software security market.

On the Sell Side
Given the strong performance in biotechnology and among pharmaceuticals, we have reduced our positions in several names. Incyte’s success at innovation has catapulted its market capitalization to $18 billion, and that is one of the reasons we reduced our position. Similarly, we trimmed our position in BioMarin Pharmaceuticals, which recently announced that the Food and Drug Administration had granted priority review status to Drisapersen, an orphan drug for a form of muscular dystrophy. We eliminated Avanir Pharmaceuticals, which merged with Otsuka in a cash deal last January.

On the deal front, many of our companies have proven to be attractive buyout targets. Holdings eliminated due to merger and acquisition activity included ANN, Sapient, Telecity, Aruba Networks, and Cubist Pharmaceuticals. Longtime holding ANN agreed to be acquired by the Ascena Retail Group in a deal that fetched us a 21% premium to its prior-day trading price. Management did a fine job maximizing value in the highly competitive and difficult apparel industry, and, at the time of the transaction, we were fortunate enough to have realized a gain of over 10 times our cost in the shares. Sapient merged with Publicis; Aruba Networks agreed to be acquired by Hewlett-Packard in March; Cubist was purchased by Merck for $102 per share in cash, a 38% premium to the stock’s trading price; and Telecity acquired InerXion Holding in an all-stock deal, which thrilled investors.

As noted earlier, the regional banking sector performed strongly amid an improving economy and rising interest rates. We reduced position sizes in two $6 billion market capitalization banks we had acquired during the financial crisis. California’s East West Bancorp has built a strong niche serving businesses in the U.S. and China. The firm is one of the more asset-sensitive banks, and investors are excited about the prospects for earnings expansion. Similarly, we acquired the shares of regional bank Zions Bancorporation in 2009. Zions has recovered nicely, and the firm recently announced a restructuring plan to save on costs by consolidating its seven bank charters to one. It also reduced its risk profile through selling positions in its remaining collateralized debt obligations portfolio, thereby freeing up more capital for growth and future share reduction. We also reduced longtime holding Signature Bank of New York. The $7 billion bank has effectively generated solid loan growth, and investors have rewarded the firm.

We reduced our allocation to Allegiant Travel, as the carrier, which markets leisure travel packages in smaller U.S. regions, has grown rapidly and benefited from dramatically lower fuel prices. We decided to trim our stake in longtime boat maker Brunswick, which has done a remarkable job in restructuring manufacturing, putting the firm on a solid ground. Fortunately, our average cost is a fraction of its current price. We also further reduced our position in outstanding performer Jack in the Box. Many consumer stocks tend to outperform the most at early stages in the business cycle, and we are likely in the middle innings of this recovery. Investors took a shine to the restaurant group in early 2015, with the view that falling gas prices would drive a rebound in consumer spending. While the market is still waiting for this general pattern to materialize, Jack in the Box has had an excellent recovery in its same-store sales.

OUTLOOK

In our last shareholder letter, we noted that extended valuations left us cautious about small-cap performance, despite 2014’s lackluster small-cap showing. As late as last May, valuations had moved close to “fair value” levels, with small-cap price/earnings (P/E) levels about 4% above that of their long-term premium versus large-caps.

Large-caps had turned in a string of four straight strong performance quarters ending in the third quarter of 2014, which drove multiple expansion. Prior to the recent small-cap bounce, the asset class had begun to see multiple contraction. In addition, there has been expansion in large-cap PEs due not only to last year’s better performance, but also because of dramatically reduced earnings expectations in the energy sector. Foreign exchange headwinds have also played a modest role in lowering earnings.

Small-caps have just finished their third straight quarter of outperformance against large-caps. However, we remain unconvinced that this trend is sustainable. While closer to fair levels, valuations remain high on an absolute basis, with forward P/E levels at more than 19x earnings. Merrill Lynch notes in a recent study that these valuations are in the top quartile on a historical basis and that results from these lofty levels often disappoint. Moreover, in an interesting piece of research, Goldman Sachs noted that small-cap valuations look even more extreme when factoring in the impact of money-losing firms. Given the huge success in the biopharmaceutical space and in the more aggressive sectors of technology, as well as an active IPO market in emerging growth companies, more than 35% of Russell 2000 companies have negative earnings on a trailing 12-month basis, the highest level during non-recession periods. By calculating the current market capitalization of small-caps by their current earnings, Goldman concluded that the actual P/E level is nearly 30x earnings, a high level.

In our view, both small- and large-cap shares appear expensive and are susceptible to a pullback when market volatility inevitably rises. Given their more volatile nature, we would expect small-cap shares to get hit harder in a correction.

Nonetheless, we will continue to strive to find good value in the shares of small-cap firms, however difficult that may be under current circumstances. As always, we thank you for your continued support.

Sincerely,

Greg McCrickard
President of the fund and chairman of its Investment Advisory Committee

July 17, 2015

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. The financial markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Market capitalization: The total value of a company’s publicly traded shares.

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its reported earnings per share. The ratio is a measure of how much investors are willing to pay for the company’s earnings.

Real estate investment trusts (REITs): Publicly traded companies that own, develop, and operate apartment complexes, hotels, office buildings, and other commercial properties.

Russell 2000 Growth Index: A market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price/book value ratios and higher forecast growth rates.

Russell 2000 Index: An unmanaged index that tracks the stocks of 2,000 small U.S. companies.

Russell 2000 Value Index: An index that tracks the performance of small-cap stocks with higher price/book ratios and higher forecast growth values.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/15
Incyte	1.7%
Brunswick	1.3
SS&C Technologies Holdings	1.2
E*TRADE Financial	1.1
TreeHouse Foods	1.0
Pinnacle Foods	1.0
Acadia Healthcare	0.9
Centene	0.8
Teledyne Technologies	0.8
Alkermes	0.8
Pacira Pharmaceuticals	0.8
First Horizon National	0.7
Western Alliance Bancorp	0.7
Texas Capital Bancshares	0.7
HCC Insurance Holdings	0.7
Toro	0.7
Guidewire Software	0.7
Lennox International	0.7
WellCare Health Plans	0.7
Steris	0.7
Infinity Property & Casualty	0.7
BankUnited	0.6
MSA Safety	0.6
SEACOR Holdings	0.6
Diamondback Energy	0.6
Total	20.8%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights

For a share outstanding throughout each period

Investor Class

	6 Months Ended 6/30/15	Year Ended 12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
NET ASSET VALUE						
Beginning of period	$ 44.32	$ 44.56	$ 34.03	$ 31.25	$ 34.43	$ 26.94
Investment activities						
Net investment income (loss) (1)	(0.01)	0.06	(0.08)	0.12	(0.01)	0.05
Net realized and unrealized gain / loss	1.37	2.88	12.78	5.43	(0.16)	8.69
Total from investment activities	1.36	2.94	12.70	5.55	(0.17)	8.74
Distributions						
Net investment income	–	(0.05)	–	(0.12)	–	(0.05)
Net realized gain	–	(3.13)	(2.17)	(2.65)	(3.01)	(1.20)
Total distributions	–	(3.18)	(2.17)	(2.77)	(3.01)	(1.25)
NET ASSET VALUE						
End of period	**$ 45.68**	**$ 44.32**	**$ 44.56**	**$ 34.03**	**$ 31.25**	**$ 34.43**

Ratios/Supplemental Data

Total return(2)	**3.07%**	**6.90%**	**37.65%**	**18.01%**	**(0.09)%**	**32.53%**
Ratio of total expenses to average net assets	0.90%(3)	0.91%	0.91%	0.92%	0.92%	0.92%
Ratio of net investment income (loss) to average net assets	(0.03)% (3)	0.14%	(0.20)%	0.35%	(0.04)%	0.18%
Portfolio turnover rate	9.4%	18.2%	21.5%	20.7%	23.7%	19.5%
Net assets, end of period (in millions)	$ 8,926	$ 9,351	$ 9,791	$ 7,071	$ 6,387	$ 6,518

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Financial Highlights
For a share outstanding throughout each period

Advisor Class

	6 Months Ended 6/30/15	Year Ended 12/31/14	12/31/13	12/31/12	12/31/11	10/31/10
NET ASSET VALUE						
Beginning of period	$ 43.93	$ 44.17	$ 33.77	$ 31.04	$ 34.20	$ 26.77
Investment activities						
Net investment income (loss) [(1)]	(0.07)	(0.07)	(0.19)	0.06	(0.10)	(0.02)
Net realized and unrealized gain / loss	1.35	2.86	12.66	5.37	(0.15)	8.63
Total from investment activities	1.28	2.79	12.47	5.43	(0.25)	8.61
Distributions						
Net investment income	–	–	–	(0.05)	–	–
Net realized gain	–	(3.03)	(2.07)	(2.65)	(2.91)	(1.18)
Total distributions	–	(3.03)	(2.07)	(2.70)	(2.91)	(1.18)
NET ASSET VALUE						
End of period	**$ 45.21**	**$ 43.93**	**$ 44.17**	**$ 33.77**	**$ 31.04**	**$ 34.20**

Ratios/Supplemental Data

Total return [(2)]	**2.91%**	**6.60%**	**37.24%**	**17.73%**	**(0.34)%**	**32.25%**
Ratio of total expenses to average net assets	1.20% [(3)]	1.19%	1.19%	1.15%	1.16%	1.16%
Ratio of net investment income (loss) to average net assets	(0.32)% [(3)]	(0.16)%	(0.47)%	0.18%	(0.29)%	(0.07)%
Portfolio turnover rate	9.4%	18.2%	21.5%	20.7%	23.7%	19.5%
Net assets, end of period (in thousands)	$ 362,483	$ 428,268	$ 527,308	$ 330,081	$ 220,072	$ 267,220

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares/Par	$ Value
COMMON STOCKS 93.3%		
CONSUMER DISCRETIONARY 12.4%		
Auto Components 0.5%		
Gentex	903,700	14,839
Gentherm (1)	399,609	21,943
Strattec Security	145,900	10,023
		46,805
Distributors 0.5%		
Core-Mark Holding	746,500	44,230
		44,230
Diversified Consumer Services 0.1%		
American Public Education (1)	300,195	7,721
		7,721
Hotels, Restaurants & Leisure 3.8%		
BJ's Restaurants (1)	473,100	22,922
Bloomin Brands	2,057,100	43,919
Bojangles (1)	145,360	3,468
Brinker	739,100	42,609
Denny's (1)	3,111,500	36,124
Jack in the Box	468,100	41,268
Krispy Kreme (1)	2,123,100	40,891
Red Robin Gourmet Burgers (1)	487,933	41,874
Shake Shack, Class A (1)	56,260	3,391
Sonic	1,532,000	44,122
The Cheesecake Factory	591,000	32,230
		352,818
Household Durables 0.6%		
Meritage (1)	890,500	41,934
Standard Pacific (1)	1,335,900	11,903
		53,837

Internet & Catalog Retail 0.5%		
Etsy (1)	907,050	12,744
HSN	527,800	37,046
		49,790
Leisure Products 1.3%		
Brunswick	2,341,300	119,079
		119,079
Media 0.3%		
National Cinemedia	274,680	4,384
Scholastic	566,100	24,982
		29,366
Multiline Retail 0.4%		
Burlington Stores (1)	315,300	16,143
Tuesday Morning (1)	1,911,500	21,533
		37,676
Specialty Retail 3.6%		
American Eagle Outfitters	1,880,800	32,387
Chico's	2,961,700	49,253
Christopher & Banks (1)	844,000	3,385
Express (1)	1,980,200	35,861
Five Below (1)	446,600	17,654
Francesca's Holdings (1)	1,144,800	15,421
Hibbett Sports (1)	268,900	12,525
Michaels (1)	823,200	22,152
Monro Muffler Brake	484,500	30,117
Pier 1 Imports	2,541,700	32,102
Restoration Hardware Holdings (1)	564,000	55,063
Zumiez (1)	1,148,900	30,595
		336,515
Textiles, Apparel & Luxury Goods 0.8%		
Quiksilver (1)	6,500,600	4,309

Tumi Holdings (1)	1,692,200	34,724
Wolverine World Wide	1,167,700	33,256
		72,289
Total Consumer Discretionary		1,150,126
CONSUMER STAPLES 2.8%		
Food & Staples Retailing 0.3%		
Fresh Market (1)	954,900	30,690
		30,690
Food Products 2.5%		
ADM Holdings (1)(4)	164	579
Makepeace	164	1,042
Pinnacle Foods	1,992,700	90,748
Post Holdings (1)	743,100	40,075
TreeHouse Foods (1)	1,162,375	94,187
		226,631
Total Consumer Staples		257,321
ENERGY 3.6%		
Energy Equipment & Services 1.4%		
Aspen Aerogels (1)	1,036,500	6,862
Forum Energy Technologies (1)	748,820	15,186
Gulf Island Fabrication (2)	724,700	8,095
Newpark Resources (1)	1,367,700	11,119
RPC	1,131,100	15,643
SEACOR Holdings (1)	797,100	56,546
Tesco	1,436,700	15,660
TETRA Technologies (1)	519,200	3,313
		132,424
Oil, Gas & Consumable Fuels 2.2%		
Bonanza Creek Energy (1)	420,900	7,682

Coal Creek (2)	9,295	3,458
Diamondback Energy (1)	749,936	56,530
Eclipse Resources (1)	1,036,100	5,450
Matador Resources (1)	1,892,200	47,305
Oasis Petroleum (1)	1,456,100	23,079
Parsley Energy (1)	994,800	17,329
Rice Energy (1)	476,400	9,923
Rosetta Resources (1)	1,102,200	25,505
RSP Permian (1)	250,100	7,030
		203,291
Total Energy		335,715

FINANCIALS 21.0%

Banks 7.6%

Bancorp South	222,200	5,724
BankUnited	1,670,300	60,014
Blue Hills Bancorp (1)	667,875	9,350
Capital Bank Financial, Class A (1)	1,396,000	40,582
East West Bancorp	520,000	23,307
First Horizon National	4,298,300	67,354
First Niagara Financial	4,842,200	45,710
Glacier Bancorp	1,839,500	54,118
Green Bancorp (1)	181,242	2,784
Park Sterling	2,188,150	15,755
Pinnacle Financial Partners	514,559	27,977
Prosperity Bancshares	732,100	42,272
Signature Bank (1)	81,200	11,887
Simmons First National	340,200	15,881
Synovus Financial	1,238,522	38,171
Talmer Bancorp, Class A	1,708,200	28,612
TCF Financial	1,343,700	22,319
Texas Capital Bancshares (1)	1,072,740	66,767
Valley National Bancorp	1,809,900	18,660
Washington Trust Bancorp	407,200	16,076

WestAmerica Bank	527,900	26,738
Western Alliance Bancorp (1)	1,990,100	67,186
Zions Bancorporation	40,000	1,269
		708,513
Capital Markets 3.2%		
Artisan Partners Asset Management	116,900	5,431
Cohen & Steers	752,200	25,635
E*TRADE Financial (1)	3,565,300	106,781
Financial Engines	1,311,200	55,700
Janus Capital Group	2,803,000	47,987
Piper Jaffray (1)	155,300	6,777
Pzena Investment Management, Class A	229,100	2,532
Waddell & Reed Financial, Class A	979,500	46,340
		297,183
Insurance 3.8%		
Assured Guaranty	2,078,500	49,863
Enstar (1)	169,600	26,280
HCC Insurance Holdings	863,100	66,321
Infinity Property & Casualty (2)	835,000	63,326
Kemper	528,000	20,354
RLI	706,600	36,312
Safety Insurance Group	329,740	19,029
Selective Insurance	1,805,700	50,650
State Auto Financial	814,021	19,496
		351,631
Real Estate Investment Trusts 3.9%		
Acadia Realty Trust, REIT	582,000	16,942
Associated Estates Realty, REIT	1,213,000	34,728
CatchMark Timber Trust, Class A, REIT	1,252,330	14,489
CBL & Associates Properties, REIT	1,131,600	18,332
Chesapeake Lodging Trust, REIT	904,400	27,566
Colony Capital, REIT	457,700	10,367
Corporate Office Properties Trust, REIT	1,359,600	32,005

DiamondRock Hospitality, REIT	2,628,600	33,672
EastGroup Properties, REIT	830,700	46,710
Equity One, REIT	1,105,100	25,793
First Potomac Realty Trust, REIT	952,600	9,812
Outfront Media, REIT	553,638	13,974
PS Business Parks, REIT	744,000	53,680
Retail Opportunity Investments, REIT	717,000	11,200
Urstadt Biddle Properties, Class A, REIT	902,400	16,857
		366,127
Real Estate Management & Development 0.6%		
Alexander & Baldwin	481,300	18,963
Forestar Group (1)	834,200	10,978
RE/MAX Holdings, Class A	224,400	7,969
St. Joe (1)	878,772	13,647
		51,557
Thrifts & Mortgage Finance 1.9%		
Beneficial Bancorp (1)	2,125,800	26,551
Capitol Federal Financial	3,574,600	43,038
Clifton Bancorp	683,300	9,559
Essent (1)	324,600	8,878
Meridian Bancorp (1)	1,170,300	15,694
MGIC Investment (1)	957,900	10,901
PennyMac Financial Services (1)	381,300	6,909
Radian	2,456,200	46,078
Walker & Dunlop (1)	347,100	9,282
		176,890
Total Financials		1,951,901
HEALTH CARE 14.2%		
Biotechnology 4.4%		
Acceleron Pharma (1)	391,800	12,397
Alkermes (1)	1,149,600	73,965

AMAG Pharmaceuticals (1)	229,000	15,815
BioMarin Pharmaceutical (1)	99,600	13,623
Chimerix (1)	291,000	13,444
CoLucid Pharmaceuticals (1)	226,760	2,018
Exelixis (1)	1,868,600	7,026
Incyte (1)	1,548,500	161,369
Insmed (1)	788,200	19,248
Isis Pharmaceuticals (1)	682,700	39,289
Ophthotech (1)	119,600	6,226
Seattle Genetics (1)	438,500	21,223
TESARO (1)	303,600	17,849
Ultragenyx Pharmaceutical (1)	42,080	4,309
		407,801
Health Care Equipment & Supplies 3.9%		
Accuray (1)	1,344,600	9,063
Analogic	273,102	21,548
Cooper Companies	49,800	8,863
Edwards Lifesciences (1)	77,300	11,010
Entellus Medical (1)	58,842	1,522
Halyard Health (1)	1,245,000	50,423
HeartWare International (1)	229,873	16,709
Insulet (1)	199,400	6,178
K2M Group Holdings (1)	1,563,800	37,562
Masimo (1)	51,100	1,980
Meridian Bioscience	1,685,800	31,423
Steris	997,900	64,305
Thoratec (1)	945,400	42,136
Tornier (1)	1,072,820	26,810
Wright Medical Group (1)	1,130,000	29,674
		359,206
Health Care Providers & Services 3.9%		
Acadia Healthcare (1)	1,021,900	80,045
Adeptus Health, Class A (1)	283,000	26,882

Centene (1)	949,300	76,324
Diplomat Pharmacy (1)	453,290	20,285
HealthEquity (1)	95,640	3,065
Healthways (1)	328,600	3,937
LifePoint Health (1)	598,400	52,031
Team Health Holdings (1)	413,700	27,027
Universal American (1)	580,300	5,873
WellCare Health Plans (1)	762,600	64,691
		360,160
Health Care Technology 0.3%		
HMS Holdings (1)	1,504,727	25,836
		25,836
Life Sciences Tools & Services 0.3%		
Bruker (1)	1,511,600	30,852
		30,852
Pharmaceuticals 1.4%		
Catalent (1)	803,000	23,552
Medicines Company (1)	790,400	22,613
Pacira Pharmaceuticals (1)	1,002,000	70,861
Relypsa (1)	241,700	7,998
Theravance	113,200	2,046
Theravance Biopharma (1)	32,414	422
ZS Pharma (1)	102,500	5,370
		132,862
Total Health Care		1,316,717
INDUSTRIALS & BUSINESS SERVICES 17.7%		
Aerospace & Defense 1.9%		
American Science Engineering (2)	428,100	18,755
Hexcel	860,600	42,806
Moog, Class A (1)	611,500	43,221

Teledyne Technologies (1)	705,400	74,427
		179,209
Air Freight & Logistics 0.1%		
UTi Worldwide (1)	936,700	9,358
		9,358
Airlines 0.1%		
Allegiant Travel	89,600	15,938
		15,938
Building Products 1.8%		
AAON	1,116,250	25,138
Apogee Enterprises	352,000	18,529
Lennox International	601,400	64,765
NCI Building Systems (1)	697,100	10,505
Quanex Building Products	882,400	18,910
Simpson Manufacturing	870,800	29,607
		167,454
Commercial Services & Supplies 4.0%		
ARC Document Solutions (1)	820,500	6,244
G & K Services, Class A	223,200	15,432
Horizon North Logistics (CAD)	1,655,300	5,103
Knoll	1,771,100	44,331
Matthews International, Class A	430,600	22,882
Mobile Mini	1,179,600	49,590
MSA Safety	1,170,200	56,766
Multi-Color (2)	855,900	54,675
R.R. Donnelley	73,722	1,285
Ritchie Bros. Auctioneers	1,456,100	40,654
SP Plus (1)	555,800	14,512
Team (1)	400,600	16,124
Waste Connections	942,300	44,401
		371,999

Construction & Engineering 0.1%		
Comfort Systems USA	244,300	5,607
		5,607
Electrical Equipment 0.8%		
AZZ	901,554	46,701
Encore Wire	310,600	13,756
Thermon Group Holdings (1)	529,800	12,752
		73,209
Machinery 7.0%		
Alamo	256,834	14,033
Albany International	932,900	37,129
Chart Industries (1)	890,400	31,832
Clarcor	555,626	34,582
EnPro Industries	525,200	30,052
ESCO Technologies	1,058,400	39,595
Graco	714,400	50,744
Harsco	1,997,000	32,951
Hillenbrand	486,100	14,923
John Bean Technologies	1,408,800	52,957
Luxfer Holdings, ADR	1,314,069	17,083
Manitowoc	1,164,000	22,814
Mueller Water Products	2,660,300	24,209
Proto Labs (1)	50,000	3,374
RBC Bearings (1)	752,200	53,978
Rexnord (1)	1,619,276	38,717
Sun Hydraulics	551,700	21,025
Toro	974,500	66,052
TriMas (1)	1,239,800	36,698
Valmont Industries	192,900	22,930
Woodward	108,500	5,966
		651,644

Marine 0.2%		
Matson	408,460	17,172
		17,172
Professional Services 0.3%		
Exponent	125,700	5,629
Kforce	580,600	13,278
Trinet (1)	458,400	11,621
		30,528
Road & Rail 1.3%		
Celadon Group	964,800	19,952
Heartland Express	82,400	1,667
Knight Transportation	1,665,300	44,530
Landstar System	447,500	29,924
Saia (1)	644,200	25,311
		121,384
Trading Companies & Distributors 0.1%		
Univar (1)	220,100	5,729
		5,729
Total Industrials & Business Services		1,649,231
INFORMATION TECHNOLOGY 13.8%		
Communications Equipment 1.0%		
ADTRAN	1,493,900	24,276
CalAmp (1)	780,700	14,256
Ciena (1)	375,000	8,880
Finisar (1)	1,650,000	29,485
Ixia (1)	1,184,400	14,734
		91,631
Electronic Equipment, Instruments & Components 1.1%		
Control4 (1)	398,400	3,542
CTS	1,042,000	20,079

Electro Rent	421,700	4,580
Fabrinet (1)	725,000	13,579
FARO Technologies (1)	475,500	22,206
InvenSense (1)	846,500	12,782
National Instruments	796,700	23,471
		100,239
Internet Software & Services 2.6%		
Angie's List (1)	500,500	3,083
Coupons.com (1)	620,317	6,693
Cvent (1)	1,400,000	36,092
Endurance International Group Holdings (1)	1,061,600	21,933
Five9 (1)	1,801,300	9,421
GrubHub (1)	952,158	32,440
HomeAway (1)	421,200	13,108
Marketo (1)	1,593,400	44,711
New Relic (1)	425,000	14,956
Pandora Media (1)	1,218,446	18,934
SciQuest (1)	1,250,000	18,512
SVMK (f/k/a/ SurveyMonkey), Acquisition Date: 11/25/14 Cost $7,584 (1)(3)(4)	461,018	7,584
Xoom (1)	738,100	15,541
Zillow (1)	22,700	1,969
		244,977
IT Services 0.1%		
Jack Henry & Associates	69,700	4,509
		4,509
Semiconductor & Semiconductor Equipment 1.9%		
Advanced Energy Industries (1)	542,900	14,924
Cavium (1)	296,100	20,375
Diodes (1)	348,600	8,405
Fairchild Semiconductor, Class A (1)	616,900	10,722
Kopin (1)	1,238,800	4,274
M/A-COM Technology Solutions Holdings (1)	308,700	11,808

PDF Solutions (1)	740,300	11,845
PMC-Sierra (1)	2,888,100	24,722
Semtech (1)	1,750,000	34,737
Silicon Laboratories (1)	298,800	16,138
Veeco (1)	750,000	21,555
		179,505
Software 6.5%		
Allot Communications (1)	1,061,700	7,634
Barracuda Networks (1)	149,400	5,919
Bottomline Technologies (1)	1,618,300	45,005
Cadence Design Systems (1)	498,000	9,791
Computer Modelling (CAD)	1,071,200	10,858
Cyber-Ark Software (1)	25,000	1,571
Descartes Systems (1)	2,148,700	34,487
Fleetmatics (1)	1,120,400	52,468
Fortinet (1)	547,700	22,636
Guidewire Software (1)	1,244,900	65,893
HubSpot (1)	700,000	34,706
Imperva (1)	350,000	23,695
Infoblox (1)	312,300	8,185
Interactive Intelligence (1)	746,900	33,215
Progress Software (1)	989,300	27,206
Proofpoint (1)	850,000	54,119
Pros Holdings (1)	150,000	3,166
Qlik Technologies (1)	425,000	14,858
SS&C Technologies Holdings	1,808,900	113,056
Tangoe (1)(2)	3,028,800	38,102
		606,570
Technology Hardware, Storage & Peripherals 0.6%		
Cray (1)	1,851,300	54,632
		54,632
Total Information Technology		1,282,063

MATERIALS 4.6%

Chemicals 0.6%		
Flotek Industries (1)	1,181,900	14,809
Koppers	360,400	8,909
Minerals Technologies	435,410	29,664
Senomyx (1)	1,086,100	5,822
		59,204
Construction Materials 0.5%		
Eagle Materials	239,900	18,312
Martin Marietta Materials	161,600	22,868
		41,180
Containers & Packaging 0.6%		
Berry Plastics (1)	1,691,100	54,792
		54,792
Metals & Mining 1.8%		
Adrian Steel, Warrants, 9/30/16 (1)(4)	1	—
Compass Minerals	228,200	18,744
Constellium (1)	1,531,400	18,116
Franco-Nevada (CAD)	445,200	21,233
Haynes International	534,600	26,367
HudBay Minerals (CAD) (1)	962,600	8,015
New Gold (CAD) (1)	6,578,700	17,645
Osisko Gold Royalties (CAD)	1,237,800	15,579
Petra Diamonds (GBP) (1)	3,437,555	8,043
Ryerson Holding (1)	872,600	7,941
Worthington Industries	872,600	26,230
		167,913
Paper & Forest Products 1.1%		
Clearwater Paper (1)	558,100	31,979
Louisiana Pacific (1)	2,329,400	39,670
Schweitzer-Mauduit International	486,500	19,402

Wausau Paper	1,035,200	9,503
		100,554
Total Materials		423,643
TELECOMMUNICATION SERVICES 0.3%		
Diversified Telecommunication Services 0.0%		
Premiere Global Services (1)	265,540	2,733
		2,733
Wireless Telecommunication Services 0.3%		
RingCentral (1)	1,319,600	24,399
		24,399
Total Telecommunication Services		27,132
UTILITIES 2.9%		
Electric Utilities 1.4%		
Cleco	244,200	13,150
El Paso Electric	843,900	29,249
PNM Resources	2,265,700	55,736
Portland General Electric	1,063,800	35,276
		133,411
Gas Utilities 1.1%		
Chesapeake Utilities	315,652	16,998
ONE Gas	1,030,210	43,846
Southwest Gas	854,335	45,459
		106,303
Independent Power & Renewable Electricity Producers 0.2%		
Dynegy (1)	221,100	6,467
NRG Yield, Class A	271,800	5,977
NRG Yield, Class C	271,800	5,950
		18,394

Multi-Utilities 0.2%		
NorthWestern	336,500	16,404
		16,404
Total Utilities		274,512
Total Common Stocks (Cost $5,799,117)		8,668,361
CONVERTIBLE PREFERRED STOCKS 0.5%		
ENERGY 0.0%		
Oil, Gas & Consumable Fuels 0.0%		
GeoMet, Series A (2)	308,218	943
Total Energy		943
INFORMATION TECHNOLOGY 0.5%		
Internet Software & Services 0.3%		
Cloudera, Series F, Acquisition Date: 2/5/14 Cost $9,289 (1)(3)(4)	637,954	20,944
MongoDB, Series F, Acquisition Date: 10/2/13 Cost $6,992 (1)(3)(4)	418,098	6,992
		27,936
IT Services 0.1%		
Apptio, Series D, Acquisition Date: 3/9/12, Cost $8,451 (1)(3)(4)	471,689	10,802
		10,802
Software 0.1%		
Plex Systems, Series B, Acquisition Date: 6/9/14 Cost $10,984 (1)(2)(3)(4)	4,787,573	10,984
		10,984
Total Information Technology		49,722
Total Convertible Preferred Stocks (Cost $37,424)		50,665

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $6,446,432)	$ 9,328,917
Receivable for investment securities sold	23,256
Dividends receivable	5,974
Receivable for shares sold	3,652
Variation margin receivable on futures contracts	401
Foreign currency (cost $74)	73
Other assets	61
Total assets	9,362,334
Liabilities	
Payable for investment securities purchased	35,050
Payable for shares redeemed	31,853
Investment management fees payable	5,754
Due to affiliates	515
Other liabilities	1,043
Total liabilities	74,215
NET ASSETS	$ 9,288,119
Net Assets Consist of:	
Undistributed net investment income	$ 562
Accumulated undistributed net realized gain	848,291
Net unrealized gain	2,881,660
Paid-in capital applicable to 203,434,376 shares of $0.50 par value capital stock outstanding; 1,000,000,000 shares authorized	5,557,606
NET ASSETS	$ 9,288,119
NET ASSET VALUE PER SHARE	
Investor Class ($8,925,635,615 / 195,416,118 shares outstanding)	$ 45.68
Advisor Class ($362,483,297 / 8,018,258 shares outstanding)	$ 45.21

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 6/30/15	Year Ended 12/31/14
Increase (Decrease) in Net Assets		
Operations		
Net investment income (loss)	$ (1,743)	$ 12,181
Net realized gain	646,854	1,087,044
Change in net unrealized gain / loss	(367,089)	(460,641)
Increase in net assets from operations	278,022	638,584
Distributions to shareholders		
Net investment income		
Investor Class	–	(9,876)
Net realized gain		
Investor Class	–	(618,862)
Advisor Class	–	(28,169)
Decrease in net assets from distributions	–	(656,907)
Capital share transactions*		
Shares sold		
Investor Class	472,597	1,155,262
Advisor Class	32,446	109,985
Distributions reinvested		
Investor Class	–	591,304
Advisor Class	–	28,120
Shares redeemed		
Investor Class	(1,163,554)	(2,169,822)
Advisor Class	(110,177)	(235,840)
Decrease in net assets from capital share transactions	(768,688)	(520,991)
Net Assets		
Decrease during period	(490,666)	(539,314)
Beginning of period	9,778,785	10,318,099
End of period	**$ 9,288,119**	**$ 9,778,785**
Undistributed net investment income	562	2,305

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Small-Cap Stock Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital growth by investing primarily in stocks of small companies. The fund has two classes of shares: the Small-Cap Stock Fund original share class, referred to in this report as the Investor Class, offered since June 1, 1956, and the Small-Cap Stock Fund–Advisor Class (Advisor Class), offered since March 31, 2000. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $97,000 for the six months ended June 30, 2015.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the six months ended June 30, 2015, the fund realized $214,945,000 of net gain on $473,972,000 of in-kind redemptions.

New Accounting Guidance In June 2014, FASB issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Adoption will have no effect on the fund’s net assets or results of operations.

In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Debt securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2015:

There were no material transfers between Levels 1 and 2 during the six months ended June 30, 2015.

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2015. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at June 30, 2015, totaled $3,191,000 for the six months ended June 30, 2015.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended June 30, 2015, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value, as described in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of June 30, 2015, the fund held equity futures with cumulative unrealized loss of $823,000; the value reflected on the accompanying Statement of Assets and Liabilities is the related unsettled variation margin.

Additionally, during the six months ended June 30, 2015, the fund recognized $8,917,000 of realized gain on Futures and a $(3,987,000) change in unrealized gain/loss on Futures related to its investments in equity derivatives; such amounts are included on the accompanying Statement of Operations.

Counterparty Risk and Collateral The fund invests in exchange-traded or centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps. Counterparty risk on such derivatives is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount equal to a certain percentage of the contract value (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearing broker, in its sole discretion, may adjust the margin requirements applicable to the fund.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash and currencies posted by the fund are reflected as cash deposits in the accompanying financial statements and generally are restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. As of June 30, 2015, securities valued at $4,414,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Futures Contracts The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient mean of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values, and potential losses in excess of the fund’s initial investment. During the six months ended June 30, 2015, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 0% and 2% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $821,568,000 and $1,502,700,000, respectively, for the six months ended June 30, 2015.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At June 30, 2015, the cost of investments for federal income tax purposes was $6,451,182,000. Net unrealized gain aggregated $2,876,910,000 at period-end, of which $3,249,662,000 related to appreciated investments and $372,752,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.45% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2015, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended June 30, 2015, expenses incurred pursuant to these service agreements were $60,000 for Price Associates; $891,000 for T. Rowe Price Services, Inc.; and $901,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2015, the fund was charged $159,000 for shareholder servicing costs related to the college savings plans, of which $125,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2015, approximately 2% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Retirement Funds and T. Rowe Price Target Retirement Funds (Retirement Funds) may invest. The Retirement Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Retirement Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended June 30, 2015, the fund was allocated $1,461,000 of Retirement Funds’ expenses, of which $606,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2015, approximately 19% of the outstanding shares of the Investor Class were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 13, 2015, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to a contractual expense limitation with respect to the R Class). At the March 13, 2015, meeting, the Board approved an additional 0.005% breakpoint to the group fee schedule, effective May 1, 2015. With the new breakpoint, the group fee rate will decline to 0.270% when the combined average net assets of the applicable T. Rowe Price funds exceed $500 billion. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Fund’s Investor Class and Advisor Class) in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds. The information also indicated that the total expense ratio (for the Investor Class) above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds, and the total expense ratio (for the Advisor Class) was below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Small-Cap Stock Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 17, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 17, 2015

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date August 17, 2015